Summary Prospectus Supplement	January 17, 2018

Putnam Multi-Cap Value Fund
Summary Prospectus dated August 30, 2017

Putnam Investment Management, LLC (“Putnam Management) has recommended changes to the fund’s investment strategy in order to incorporate sustainability criteria, as described in more detail below. Putnam Management currently anticipates that the changes will be effective on or about March 19, 2018 (the Effective Date).

Implementing these changes in the fund’s portfolio will result in certain brokerage commission and other transaction costs, which are expected to be incurred largely in March 2018. Depending on market conditions at the time, these changes could also result in realization of capital gains.

On the Effective Date, the fund’s name will change to “Putnam Sustainable Future Fund,” and the fund’s principal investment strategies and principal risks will be changing as described below. Accordingly, on the Effective Date, the following changes are made in the fund’s Summary Prospectus:

• All references in the Summary Prospectus to Putnam Multi-Cap Value Fund are deleted and replaced with “Putnam Sustainable Future Fund.”

• The fund’s goal will be long-term capital appreciation.

• Similar information in the sub-sections Investments and Risks in the section Investments, risks and performance is superseded and replaced with the following:

Investments

We invest mainly in common stocks of U.S. companies of any size, with a focus on growth stocks of mid-size companies whose products and services we believe provide solutions that directly contribute to sustainable social, environmental and economic development (Impact Companies).

Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. We consider sustainability factors, as described below, and may consider other factors, such as a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Sustainable investing – Impact Companies. In selecting investments, we consider the extent to which a company’s products or services may provide solutions that directly impact sustainable environmental, social and economic development. Environmental impact may include, for example, reduction of carbon emissions and improved water quality. Social impact may include, for example, fair labor practices and responsible supply chain management. Economic development may include, for example, stakeholder analysis and shared value approaches to business practices.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, technological obsolescence, falling prices and profits, and the market may not favor growth-style investing. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Investing with a focus on Impact Companies may cause the fund to forego otherwise attractive investment opportunities or may increase or decrease the fund’s exposure to certain types of companies and, therefore, to underperform funds that do not invest with a similar focus. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. In addition, an Impact Company’s products or services may change over time. As a result of these possibilities, the fund may temporarily hold securities that are inconsistent with the fund’s sustainable investment criteria.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The rest of the section remains the same.

• The sub-section Performance in the section Investments, risks and performance is amended to provide that the fund’s benchmark is the Russell MidCap Growth Index.

Shareholders should retain this Supplement for future reference.

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